Exhibit 32
                                  Certification
                  Pursuant to Section 906 of the Sarbanes-Oxley
                     Act of 2002 (Subsections (a) and (b) of
                      Section 1350, Chapter 63 of Title 18,
                               United States Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ATA Holdings Corp. (the "Company"), does hereby certify that:

     The Quarterly Report on Form 10-Q for the period ended March 31, 2005 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   May 12, 2005          /s/ J. George Mikelsons
                              --------------------------
                              J. George Mikelsons
                              Chairman and Chief Executive Officer



Dated:   May 12, 2005          /s/ Gilbert F. Viets
                              ---------------------------
                              Gilbert F. Viets
                              Executive Vice President and
                              Chief Financial Officer